SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2003

Longs Drug Stores Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	1-8978	68-0048627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 North Civic Drive Walnut Creek, California		94596
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

(Former Name or Former address, if Changed Since Last Report)

ITEM 9.           REGULATION FD DISCLOSURE

(a)           On February 26, 2003, Longs Drug Stores Corporation issued a press release regarding its fourth quarter and full fiscal year 2003 financial results and fiscal 2004 financial projections.  The full text of the press release is attached hereto and incorporated by reference herein.

(b)                                 Exhibits.

Number	Exhibit

99.1	Press Release dated February 26, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2003	LONGS DRUG STORES CORPORATION
(Registrant)

	By:	/s/ Roger L. Chelemedos
	Name:	Roger L. Chelemedos
	Its:	Vice President – Controller

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated February 26, 2003.